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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2005


                           LONG ISLAND FINANCIAL CORP.
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               (Exact name of registrant as specified in charter)

         DELAWARE                         0-29826               11-3453684
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(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
    of incorporation)                                        Identification No.)

    1601 VETERANS MEMORIAL HIGHWAY, SUITE 120, ISLANDIA, NEW YORK   11749
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           (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
            ------------------------------------------

         On August 1, 2005, New York Community Bancorp, Inc. ("NYCB") and Long Island Financial Corp. ("LIFC") entered into an Agreement and Plan of Merger (the "Merger Agreement") under which LIFC will merge with an into NYCB, with NYCB as the surviving entity, in an all-stock transaction valued at approximately $69.8 million. Under the terms of the Merger Agreement, shareholders of LIFC will receive 2.32 shares of NYCB common stock for each share of LIFC common stock held at the closing date. The transaction is currently expected to be completed in the fourth quarter of 2005, pending receipt of LIFC shareholder approval and regulatory approvals. In the event the merger is not consummated under certain circumstances, LIFC has agreed to pay NYCB a cash termination fee of $2.8 million.

         In connection with the approval of the Merger Agreement, the directors and executive officers of LIFC, who collectively own 37.6% of its shares outstanding, have each entered into a voting agreement ("LIFC Voting Agreement") requiring him or her not to sell or transfer the shares of LIFC common stock they beneficially own (except in limited circumstances) and to vote his or her shares in favor of the approval of the Merger Agreement at the LIFC shareholders meeting to be held for the purpose of voting on the proposed transaction. A Form of LIFC Voting Agreement is included as Exhibit A to the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         Additionally, each LIFC director and executive officer agreed to enter into an agreement ("Affiliates Agreement") with NYCB pursuant to which each agreed not to dispose of any shares of NYCB common stock unless (i) such disposition of such shares is subject to an effective registration statement and to the availability of a prospectus under the Securities Act of 1933, as amended (the "Securities Act"), (ii) a sale of such shares is made in conformity with the provisions of Rule 145(d) under the Securities Act, (iii) a sale of such shares is made following expiration of the restrictive period set forth in Rule 145(d)(2) or (iv) in an opinion of counsel, in form and substance reasonably satisfactory to NYCB, the director or executive officer is advised that some other exemption from registration is available with respect to any such proposed disposition of such shares. A Form of Affiliates Agreement is included as Exhibit B to the Merger Agreement attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide the agreed upon terms of the transaction. It is not intended to provide other factual information about LIFC. The Merger Agreement contains representations and warranties that LIFC and NYCB made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between LIFC and NYCB, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used for the purpose of allocating risk between LIFC and NYCB rather than establishing matters as facts. Such information can be found in other public filings LIFC makes with the Securities and Exchange Commission (the "SEC"), which are available without charge at the SEC's web site at http://www.sec.gov.


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         NYCB will be filing a registration statement containing a proxy statement/prospectus and other documents regarding the proposed transaction with the SEC. LIFC shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about NYCB and LIFC, and the proposed transaction. When available, copies of this proxy statement/prospectus will be mailed to LIFC shareholders, and it and other documents filed by NYCB or LIFC with the SEC may be obtained free of charge at the SEC's web site at http://www.sec.gov, or by directing a request to New York Community Bancorp, Inc. at 615 Merrick Avenue, Westbury, New York 11590, or Long Island Financial Corp. at 1601 Veterans Memorial Highway, Islandia, New York 11749.

         LIFC and its directors, executive officers and certain other members of management and employees may be soliciting proxies from their stockholders in favor of the proposed merger. Information regarding such persons who may, under the rules of the SEC, be considered to be participants in the solicitation of LIFC's stockholders in connection with the proposed merger is set forth in LIFC's proxy statement filed with the SEC on March 25, 2005 relating to its annual meeting of stockholders held on April 20, 2005. Additional information will be set forth in the proxy statement/prospectus when it is filed with the SEC.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Exhibits

            Number         Description
            ------         -----------

            2.1 Agreement and Plan of Merger by and between New York Community Bancorp, Inc. and Long Island Financial Corp. dated August 1, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LONG ISLAND FINANCIAL CORP.


                                       By: /s/ Douglas C. Manditch
                                           ------------------------------------
                                           Douglas C. Manditch
                                           President & Chief Executive Officer
                                           Dated: August 3, 2005